Monetta Family
Of Mutual Funds
No-Load

Monetta Fund

Monetta Trust
  Small-Cap Equity Fund
  Mid-Cap Equity Fund
  Large-Cap Equity Fund
  Balanced Fund
  Intermediate Bond Fund
  Government Money
  Market Fund

1-800-MONETTA
WWW.MONETTA.COM

LOGO APPEARS HERE

Annual Report
December 31, 1999

                             Table of Contents

Performance Highlights
  Monetta Fund                            4
  Monetta Small-Cap Equity Fund           5
  Monetta Mid-Cap Equity Fund             6
  Monetta Large-Cap Equity Fund           7
  Monetta Balanced Fund                   8
  Monetta Intermediate Bond Fund          9
  Monetta Government Money Market Fund   10

Schedule of Investments

  Monetta Fund                           11
  Monetta Small-Cap Equity Fund          14
  Monetta Mid-Cap Equity Fund            15
  Monetta Large-Cap Equity Fund          17
  Monetta Balanced Fund                  18
  Monetta Intermediate Bond Fund         19
  Monetta Government Money Market Fund   19

Financial Statements

  Statements of Assets & Liabilities     20
  Statements of Operations               21
  Statements of Changes in Net Assets    22
  Notes to Financial Statements          24

Independent Auditors' Report             31

Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks have been more volatile than large company stocks, U. S. Government Bonds, and Treasury Bills. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

<Page2>

                                                              January 18, 2000


Dear Fellow Shareholders:
We are very pleased with our Funds' performance last year. All of the Fund's returns exceeded their respective indices as we focused on investing in industry leaders and companies that could benefit from the technology revolution.

Last year's investment performance was dominated by the internet-driven technology companies. Investors were fascinated with the communication revolution and new money inflows poured into the top performing groups such as industrial technology, telecommunications, media and the internet sectors.

Without the hot tech and telecom groups, the S&P 500 Index would have shown little, if any, gain in 1999. In fact, this technology tide did not lift all boats, but actually sank such key groups as pharmaceuticals, financials, and home construction.

While technology and telecommunication stocks dominated the spotlight, a handful of basic commodity sectors, especially in the aluminum and crude oil industry, performed well as higher demand pushed these commodity prices higher.

Last year was plagued by inflation jitters, Y2K fears, and a rising interest rate environment. As a result, the bond market suffered its worst loss since 1994 and second worst performance since 1973. Currently there is no indication that the Federal Reserve will stop raising interest rates, which could have an adverse affect on market valuations.

The question on investors' minds is whether the technology sector can continue to extend its gains into the future, or is this a bubble that will burst?

We believe that the gains of last year do not necessarily rule out another good year in 2000. The key will be to invest in those companies with real earnings potential and solid business models. Some air, no doubt, will go out of the bubble as the "dot coms" investment opportunities subside as the traditional brick and mortar companies compete and consolidate. We feel, however, that the internet age has just begun and the pieces needed to build this massive infrastructure have only started to come together.

We are very excited about the introduction of our Monetta Express Children Investment Program last year, which gets children involved in the investment process and helps parents teach children about basic money management skills.


We encourage shareholders to visit our website at www.monetta.com for updated information on Fund performance and up-to-date commentary on the current market environment.

Thank you for being a member of the Monetta Family of Mutual Funds.

Best personal regards,


Robert S. Bacarella
President and Founder

<Page 3>

Monetta Fund                                             Period ended 12/31/99

Investment Objective:          Market Capitalization:        Total Net Assets:
Capital Appreciation/Income    $1.9 billion                    $135.7 million

PERFORMANCE: Average Annual Total Return
               1 Year  5 Year  10 Year
Monetta Fund   51.80%  17.77%  14.61%
Russell 2000*  21.26%  16.69%  13.40%

*Source Frank Russell Company

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  Monetta        Russell
                    Equity Fund    2000
3/90                10536          9778.9
6/90                11782.4        10156.1
9/90                9509.58        7663.98
12/90               11136.7        8049.24
3/91                13199.2        10442.9
6/91                13595.2        10281.1
9/91                15434.6        11119.3
12/91               17360.8        11756.1
3/92                17471.9        12637.8
6/92                16357.2        11775.6
9/92                16843          12113
12/92               18313.4        13920.5
3/93                17099.3        14515.5
6/93                17225.8        14832.3
9/93                18566          16129.1
12/93               18404.4        16552.4
3/94                17918.5        16113.1
6/94                16947.4        15485.6
9/94                18140.5        16560.6
12/94               17260.6        16251
3/95                18924.6        17000.1
6/95                20232.3        18593.7
9/95                22753.2        20430
12/95               22097.9        20872.7
3/96                22438.2        21937.7
6/96                23133.8        23035.2
9/96                23092.2        23113.3
12/96               22454.8        24315.7
3/97                20824.6        23058
6/97                25106.1        26796
9/97                30124.8        30783.8
12/97               28335.4        29752.5
3/98                31452.3        32745
6/98                28631          31219.1
9/98                21902.8        24928.5
12/98               25775.2        28994.3
3/99                22880.6        27422.8
6/99                26189.2        31687
9/99                26498.2        29684.4
12/99               39127.2        35158.2

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock Index, with dividend and capital gains reinvested. The Russell 2000 Stock Index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION
  Telecommunication Equipment  21.2%
  Software                     16.1%
  Computers                    15.8%
  Electronics                  10.3%
  Semiconducters                9.1%
  Media                         6.1%
  All Other Industries         17.1%
  (A)                           4.3%

(A) Short-term investments net of other assets and liabilities.

                                   TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                   Adelphia Business Solutions, Inc.      1.4%
                                   Advanced Fibre Communications, Inc.    1.4%
                                   RSA Security, Inc.                     1.3%
                                   Primus Telecommunications Group, Inc.  1.3%
                                   Viatel, Inc.                           1.2%
                                   Total Top 5 Holdings                   6.6%

COMMENTARY

The Monetta Fund posted a return of 51.8% in 1999, far outpacing the 21.3% return for the benchmark Russell 2000 Index. The Fund's 5 year and 10 year annual returns of 17.8% and 14.6% respectively exceed the benchmark Russell 2000 Index returns.

Through mid-year, our technology and telecommunications stocks were among our best performers. Given the favorable trends in these groups of strong revenue and earnings growth, which are expected to continue through the year 2001, we increased our weightings in these groups. In the fourth quarter of 1999, the market's strong move was led by the technology, telecommunications, media and biotech sectors, where the Fund had substantial weightings. This is what drove the Monetta Fund's strong fourth quarter return of 47.7%.

A number of holdings posted returns of greater than 150% in 1999. Our strongest performing stocks include Omnipoint (up 550%), Applied Micro Circuits (up 431%) and M-Systems Flash Disk (up 353%). On December 31, 1999, they represented 0.6%, 0.4% and 1.0%, respectively, of net assets.

While the valuation levels of some of our holdings have increased dramatically, they are still very attractive on a historical basis versus their large-cap peers. However, in an effort to maintain proper balance within the portfolio we have trimmed back our successful holdings as they have grown in proportion to the Fund's assets. We have also been very aggressive in eliminating securities that exhibit any deterioration in fundamentals.

Since we are not having any difficulty finding attractive small-cap stocks, we have expanded the number of holdings in the Fund to participate in these companies favorable long-term prospects.

Small-cap stocks, after underperforming large-cap stocks for several years, began to outperform in the latter part of 1999, and many experts predict that this will continue. We are excited about the opportunities the small-cap universe offers as we enter the year 2000, and believe that the Monetta Fund is exceptionally well positioned to benefit from a continuing rally in small-cap stocks.

<Page 4>

Monetta Small-Cap Equity Fund                            Period ended 12/31/99

Investment Objective:       Market Capitalization:           Total Net Assets:
Capital Appreciation        $2.0 billion                         $5.3 million

PERFORMANCE:       Average Annual Total Return
                                   Since Inception
                   1 Year          2/1/97
Monetta Small-Cap
 Equity Fund       62.91%          33.74%
Russell 2000*      21.26%          12.72%

*Source Frank Russell Company.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  SMALL-CAP  RUSSELL
                    Fund       2000
12/96               10000      10000
3/97                9490       9297
6/97                11820      10804
9/97                15089      12412
12/97               14716      11996
3/98                15956      13203
6/98                15317      12588
9/98                12237      10051
12/98               14278      11690
3/99                13223      11057
6/99                15930      12776
9/99                16057      11969
12/99               23260      14177

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock Index with dividend and capital gains reinvested. The Russell 2000 index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION
  Telecommunications           19.4%
  Computers                    14.3%
  Telecommunication Equipment  13.5%
  Software                     13.0%
  Electronics                  11.9%
  Semiconductors                5.5%
  All Other Industries         14.2%
  (A)                           8.2%

(A) Short-term investments net of other assets and liabilities.

                                      TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                      C-Cor.net Corp.                     4.3%
                                      QRS Corp.                           3.9%
                                      Adelphia Business Solutions, Inc.   3.6%
                                      Symantec Corp.                      3.3%
                                      M-Systems Flash Disk Pioneers Ltd.  3.1%
                                      Total Top 5 Holdings               18.2%

COMMENTARY

The Monetta Small-Cap Equity Fund posted a strong return of 62.9% in 1999, besting its Russell 2000 benchmark return of 21.3%. Since inception on 2/1/97, the Fund has posted an annualized return of 33.7%, which handily outpaced the Russell 2000 return of 12.7%.

While 1999 was a good year for small-cap stocks in general, a large portion of the gains were in small-cap growth stocks versus value stocks.
Specifically, the technology, telecommunication, media and biotech sectors performed exceptionally well, where we had significant exposure, while financial, industrial and retail stocks were among the lagging groups, where we had little if any exposure. Investments in Initial Public Offerings, that were sold on the day received, accounted for 4.9% of the 62.9% one-year return.

A number of individual stocks in the Fund posted spectacular returns in 1999. Omnipoint (up 550%), Applied Micro Circuits (up 411%), E-TEK Dynamics (up 296%), and Powertel (up 261%) were among our strongest performing stocks. On December 31, 1999, the stocks represented 1.6%, 2.4%, 1.5%, and 1.9%, respectively, of net assets.

Since inception, the Monetta Small-Cap Equity Fund has been a concentrated portfolio of between 25 and 35 positions. In the latter part of 1999, the number of holdings increased somewhat due in part to the strong performance of many of the holdings. The strong stocks were trimmed back, but not eliminated, and the proceeds were used to purchase new securities. We anticipate going forward that the number of holdings will move up slightly to between 30 and 45 positions.

We believe that the technology and telecommunications groups will continue to be leaders in 2000, and we will maintain a heavy weighting in these areas. However, we will be alert to new opportunities in other groups as they develop.

We feel that there has never been a better time to be invested in the small-cap investment area. Many of these companies are demonstrating superior growth, and are always ripe to be acquired by a larger company at an attractive premium. Our focus is to continue to identify the most attractive investments in the small-cap universe.

<Page 5>

Monetta Mid-Cap Equity Fund                              Period ended 12/31/99

Investment Objective:         Market Capitalization:         Total Net Assets:
Capital Appreciation          $10.6 billion                     $19.5 million

PERFORMANCE:         Average Annual Total Return
                                      Since Inception
                      1 Year  5 Year  3/1/93
Monetta Mid-Cap
  Equity Fund         53.39%  24.87%  23.37%
S&P 400 Mid-Cap*      13.35%  21.28%  16.14%

*Source Lipper Analytical Services, Inc.


[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  MID-CAP  S&P 400
                    FUND
3/1/93              10000    10000
3/93                11670    10220
6/93                11880    10455
9/93                13120    10978
12/93               13540    11274
3/94                13475    10793
6/94                13109    10399
9/94                13887    11103
12/94               13835    10817
3/95                14835    11692
6/95                16536    12723
9/95                17603    13965
12/95               17233    14165
3/96                18717    15037
6/96                19106    15470
9/96                19855    15920
12/96               21402    16885
3/97                21314    16634
6/97                24277    19085
9/97                27761    22145
12/97               27639    22329
3/98                30239    24787
6/98                29362    24257
9/98                22920    20800
12/98               27408    26472
3/99                27154    24783
6/99                30639    28290
9/99                28862    25840
12/99               41719    30192

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION
  Software Internet/Content                 13.0%
  Software Applications/Enterprise Service  10.1%
  Semiconductors                            10.1%
  Telecommunications                         9.9%
  Electronics                                8.4%
  Telecommunication Equipment                6.1%
  Media                                      5.8%
  All Other Industries                      27.3%
  (A)                                        9.3%

(A) Short-term investments net of other assets and liabilities.

                                             TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                             Exodus Communications, Inc.  1.8%
                                             Qualcomm, Inc.               1.8%
                                             Biogen, Inc.                 1.7%
                                             Siebel Systems, Inc.         1.7%
                                             Western Wireless Corp.       1.7%
                                             Total Top 5 Holdings         8.7%

COMMENTARY

The Mid-Cap Fund posted a record high fourth quarter return of 44.6%, propelling the full year 1999 return to 53.4%. The Fund's performance significantly exceeded its benchmark (S&P 400 Mid-Cap Index) return of 13.4%.

The largest impact on Fund performance was its technology weightings and, specifically, the performance of one stock - Qualcomm, Inc.. Last year total Fund gains were approximately $6.1 million of which Qualcomm, Inc. represented $1.2 million. Other top performing stocks included Echostar Communication Corp., Exodus Communications, Verticalnet Inc., and Comverse Technology. On December 31, 1999, these stocks represented 1.5%, 1.8%, 1.7%, and 0.7%, respectively, of net assets.

Many security holdings were trimmed last year to maintain adequate diversification, lock in gains and reduce overall Fund volatility. As the stock valuations moved higher, we increased the number of issues in the Fund to minimize the impact of any one stock position on overall Fund performance.

At year-end, approximately 91% of the portfolio was invested in stocks. We began to gradually invest in the oil sector while maintaining the overall technology weightings especially in the telecommunications area. We have generally avoided the E-Commerce area in favor of more internet infrastructure type investments.

We continue to believe the technology sector offers above average growth opportunities. The internet age has just begun and billions of dollars will be spent on switches, bandwidth, storage, and advertising space.

<Page 6>

Monetta Large-Cap Equity Fund                            Period ended 12/31/99

Investment Objective:         Market Capitalization:         Total Net Assets:
Capital Appreciation          $126.5 billion                     $9.3 million

PERFORMANCE:           Average Annual Total Return
                                        Since Inception
                        1 Year  3 Year  9/1/95
Monetta Large-Cap
  Equity Fund           53.98%  28.57%  27.63%
S&P 500*                21.03%  27.56%  27.02%

*Source Lipper Analytical Services, Inc.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  LARGE-CAP   S&P 500
                    Fund
9/95                10000       10482
12/95               10574       11105
3/96                11344       11701
6/96                11923       12225
9/96                12864       12603
12/96               13555       13653
3/97                13842       14020
6/97                15621       16465
9/97                17333       17699
12/97               17167       18207
3/98                18413       20745
6/98                18008       21433
9/98                14165       19307
12/98               18716       23441
3/99                21543       24608
6/99                22880       26343
9/99                22366       24699
12/99               28820       28372

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500. The S&P 500 Composite index is a broad measure representative of the general market.

PORTFOLIO COMPOSITION
  Telecommunication Equipment    12.1%
  Software                       11.1%
  Computers                      11.0%
  Media                          10.3%
  Retail                          8.5%
  Telephone                       7.7%
  Diversified Financial Services  6.2%
  Semiconductors                  5.5%
  Pharmaceuticals                 5.1%
  All Other Industries           15.9%
  (A)                             6.6%

(A) Short-term investments net of other assets and liabilities.

                                                  TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                                  Yahoo! Inc.             3.7%
                                                  JDS Uniphase Corp.      3.5%
                                                  America Online, Inc.    3.3%
                                                  Motorola, Inc.          3.2%
                                                  Nokia Corp. - Spon ADR  3.1%
                                                  Total Top 5 Holdings   16.8%

COMMENTARY

The Large-Cap Fund posted a strong 28.9% return during the fourth quarter, increasing the Fund's 1999 investment return to a record 54.0%. This return significantly outperformed its benchmark index return (S&P 500 Index) of 21.0% last year.

Fund performance benefited from its technology weightings in the computer, telecommunications, and software industries, and also its media sector holdings.

Top performing securities during the year included Yahoo! Inc., America
Online, Inc., Nokia Corp., Nextel Communications, and Oracle Corp.  On
December 31, 1999, Yahoo! Inc., America Online, Inc., and Nokia Corp. were part of our "Top 5" equity holdings. Nextel Communications and Oracle Corp. represent 2.8% and 2.4%, respectively, of net assets.

The pharmaceutical sector performed poorly last year, with such holdings as Merck & Co., Pfizer, Inc., and Schering-Plough Corp., representing 1.4%, 1.1%, and 0.9%, respectively, of net assets. We have reduced our exposure to this area and will revisit this sector as fundamentals improve.

The Fund's investment strategy continues to be focused on the best and largest companies in a particular industry sector. These companies are generally mature companies with solid financial strength. The major investment risk is the market not favoring the Fund's growth investment style.

The Fund continues to be focused on large-cap growth stocks which should continue to benefit from moderate economic growth, low inflation, and stable interest rates.

<Page 7>

Monetta Balanced Fund                                    Period ended 12/31/99

Investment Objective:            Market Capitalization:      Average Maturity:
Capital Appreciation/Income      $131.7 billion              9.9 Years

Total Net Assets:
    $9.4 million

PERFORMANCE:             Average Annual Total Return
                                  Since Inception
                          1 Year  3 Year  9/1/95
Monetta Balanced
 Fund                     29.60%  19.48%  20.94%
S&P 500*                  21.03%  27.56%  27.02%
Lehman Bros. Gov't/Corp.
 Bond Index*              (2.15)%  5.54%  5.84%

*Source Lipper Analytical Services, Inc.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  BALANCED FUND  S&P 500*  LEHMAN BROS. GOV'T/
                                             CORP. BOND INDEX*
9/95                10000          10482     10000
12/95               10616          11105     10573
3/96                11131          11701     10326
6/96                11931          12225     10374
9/96                12547          12603     10557
12/96               13369          13653     10880
3/97                13358          14020     10786
6/97                14642          16465     11179
9/97                16431          17699     11570
12/97               16205          18207     11941
3/98                17321          20745     12123
6/98                16923          21433     12351
9/98                15004          19307     12962
12/98               17602          23441     12979
3/99                18952          24608     12823
6/99                19782          26343     12682
9/99                19353          24699     12751
12/99               22814          28372     12698

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Corp. Bond with dividends and capital gains reinvested.

PORTFOLIO COMPOSITION
  Common Stocks          69.1%
  Corporate Bonds        20.9%
  Mortgage Obligaytions   3.6%
  Treasury Notes          4.2%
  (A)                     2.2%

(A) Short-term investments net of other assets and liabilities.

                                               TOP 5 EQUITY HOLDINGS:

                                                               % of Net Assets
                                               Yahoo! Inc.                3.7%
                                               Merrill Lynch & Co., Inc.  3.5%
                                               Intel Corp.                3.5%
                                               MCI Worldcom, Inc.         3.4%
                                               Home Depot, Inc.           3.3%
                                               Total Top 5 Holdings      17.4%

(A) Fixed income net of other assets and liabilities.

COMMENTARY

The Balanced Fund posted a record 17.9% fourth quarter return, increasing the
1999 return to 29.6%.    The average Lipper Balanced Fund last year was up
8.69%. The Fund's strong performance was primarily due to its weightings in the telecommunication and computer software areas. For the period ended 12/31/99, the Fund ranked 4th of 449 balanced funds tracked by Lipper Analytical Services, for the one-year return, and 30th of 333 funds for the three-year return. Throughout the year, the Fund maintained a 60% to 65% weighting in common stocks with the balance invested in high quality, intermediate term bonds.

The top performing stocks last year included; America Online, Inc., Yahoo!, Inc., and Wal-Mart Stores, Inc. On December 31, 1999 these stocks represented 2.6, 3.7%, and 2.9%, respectively, of net assets. The stock holdings were weighted more toward the larger capitalization issues versus the mid-cap and small-cap sectors.

Most securities held in this Fund are considered core holdings. We therefore will trade around the core position, trimming holdings on stock price appreciation to lock in profits and reduce overall volatility. Securities are sold when the long-term fundamental outlook turns negative.

In spite of a poor, overall fixed income market last year, the Fund's high quality, intermediate term securities did relatively well, down approximately 1%. This compares favorably to the returns of the Lehman Bros. Gov't/ Corporate Bond Index, which declined 2.2%.

Our investment strategy continues to focus on quality growth companies, leaders in their respective industries with solid competitive advantages. The fixed income strategy is to remain positioned in the high quality corporate bond sector and primarily in intermediate term maturities. The fixed income strategy is basically buy and hold and tends to have a lower duration than its benchmark index.

<Page 8>

Monetta Intermediate Bond Fund                           Period ended 12/31/99

Investment Objective:          30-Day SEC Yield:             Average Maturity:
Income                         6.71%                         4.3 Years

Total Net Assets:
   $19.9 million

PERFORMANCE:           Average Annual Total Return
                                          Since Inception
                        1 Year   5 Year   3/1/93
Monetta Intermediate
  Bond Fund             1.60%    7.95%    6.81%
Lehman Gov't./Corp
  Interm. Bond Index*   0.39%    7.10%    5.60%

*Source Lipper Analytical Services, Inc.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  Monetta Intermediate  Lehman Gov't/Corp.
                    Bond                  Int. Bond Index*
3/1/93              10000                 10007
3/93                10000                 10028
6/93                10399                 10255
9/93                10732                 10486
12/93               10817                 10504
3/94                10585                 10291
6/94                10494                 10229
9/94                10613                 10313
12/94               10705                 10302
3/95                11270                 10754
6/95                11866                 11292
9/95                12046                 11479
12/95               12282                 11883
3/96                12245                 11784
6/96                12428                 11859
9/96                12702                 12068
12/96               13074                 12364
3/97                13041                 12350
6/97                13485                 12715
9/97                13908                 13058
12/97               14238                 13338
3/98                14443                 13546
6/98                14748                 13800
9/98                15382                 14420
12/98               15431                 14463
3/99                15548                 14436
6/99                15371                 14378
9/99                15632                 14510
12/99               15678                 14517

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Government/Corporate Intermediate Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market.

PORTFOLIO COMPOSITION

  Corporate Bonds       77.6%
  U.S. Gov't Agencies   14.0%
  Mortgage Obligations   0.1%
  (A)                    8.4%


(A) Short-term investments net of other assets and liabilities.

                                                         MATURITY PROFILE:

                                                               % of Net Assets
                                                         1 Year or Less  16.1%
                                                         1-3 Years       20.1%
                                                         3-6 Years       39.8%
                                                         6-10 Years      21.1%
                                                         Over 10 Years    2.9%
                                                         Total          100.0%

COMMENTARY

The Monetta Intermediate Bond Fund gained 1.60% for the year ended December 31, 1999 versus the negative .98% of the Lipper Intermediate Investment Grade Debt Funds. The Fund ranked 9th of 279 funds for the one-year return and 8th of 192 funds and 12th of 145 funds for the three-year and five-year rankings respectively. The Fund's performance reflects participation in Initial Public Offerings, and had it not done so, the Fund's one-year, return would have been
 .55%, versus 1.60%.

There were no major changes to the investment strategy for 1999. We continue to believe that minimizing maturity risk versus the Lehman Government Corporate Benchmark while overweighting the higher yielding sectors of the corporate bond market will continue to provide the best opportunity for outperformance.

Calendar year 1999 was a disappointing one for the global bond market.
The U.S. bond market concluded a bearish journey that saw U.S. treasury yields increase dramatically across the entire maturity curve. The 2-year treasury ended the year at 6.24%, an increase of 171 basis points while the 30-year closed at 6.62%, an increase of 152 basis points. This rise in U.S. and European yields will be recorded as the second toughest year for absolute returns since the inception of the Lehman indices. We saw the Federal Reserve raise the discount rate 25 basis points three different times attempting to stem the tide of inflation fear caused by a strong domestic economy and optimism for a continuing global rebound.

Corporate bonds performed nicely the first 4 1/2 months of the year. During late spring and summer, however, performance suffered due to Fed tightening and heavy supply before staging a 4th quarter recovery to post positive relative returns versus Governments for the year.

Our outlook for the year 2000 is cautious near-term but positive longer term. The Fed will continue to cast a heavy shadow until the economy shows signs of slowing. We are optimistic that the Fed is becoming increasingly more comfortable with a higher economic growth rate as productivity gains continue to temper inflation expectations. Supply and Y2K issues appear to have resolved themselves. We continue to believe that the Fund performance will benefit from a slower economy coupled with a diminished role by the Fed, and overweighting the corporate sectors of the bond market.

<Page 9>

Monetta Government Money Market Fund                     Period ended 12/31/99

Investment Objective:            7-Day Yield:        Average Days to Maturity:
Income and Capital Preservation  5.23%**             26 Days

Total Net Assets:
    $3.7 million

PERFORMANCE:            Average Annual Total Return
                                          Since Inception
                         1 Year  5 Year   (3/1/93)
Monetta Government
  Money Market Fund      4.85%** 5.23%**  4.75%**
Lipper US Gov't Money
  Market Funds Avg.*     4.46%   4.92%    4.43%

*Source Lipper Analytical Services, Inc.

[PERFORMANCE GRAPH APPEARS HERE]

Measurement Period  Money Market  Lipper Average
3/1/93              10000         10000
3/93                10013         10023
6/93                10072         10088
9/93                10147         10154
12/93               10224         10222
3/94                10301         10290
6/94                10396         10374
9/94                10507         10475
12/94               10637         10597
3/95                10788         10738
6/95                10950         10885
9/95                11110         11030
12/95               11262         11174
3/96                11401         11309
6/96                11539         11440
9/96                11683         11579
12/96               11832         11711
3/97                11977         11846
6/97                12126         11988
9/97                12281         12135
12/97               12441         12284
3/98                12599         12433
6/98                12760         12585
9/98                12927         12738
12/98               13091         12894
3/99                13244         13045
6/99                13397         13180
9/99                13554         13327
12/99               13726         13485

Past performance is no guarantee of future results. **Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 4.88%, versus 5.23% on December 31, 1999. An investment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value.

PORTFOLIO COMPOSITION
  (A) Fed. Home Loan Mortg. Corp.  33.1%
  Fed. Home Loan Bank Disc.        32.4%
  Fed. Farm Credit                 15.3%
  Fed. Nat'l. Mortg. Assoc.        19.2%

(A) Fixed income investments net of other assets and liabilities.

                                          ALLOCATION:

                                          Government Obligations        100.7%
                                          Other Assets Less Liabilities (0.7)%
                                          Total                         100.0%

COMMENTARY

The Government Money market Fund posted an impressive return of 4.85% for the year ending 12/31/99. The returns compare favorably to the Lipper U.S. Government Money Market Funds category ranking the fund 8th of 123 Funds in this category for the one-year return, 11th of 106 for the three-year return, and 7th of 91 funds for the 5-year return.

We continue to overweight the agency discount note sector versus Government Bills because of the yield premium that this sector provides. As of 12/31/99, the average maturity of the Fund was less than 30 days in anticipation of the first quarter 2000 tightening Federal Reserve policy.

This last year did not disappoint investors who were expecting higher interest rates due to concerns over accelerating economic growth. The Fed raised short-term rates by 75 basis points in 1999 and has given every indication that it will raise them again another 25-50 basis points by mid-2000. We believe that there are economic changes already underway that should
eventually slow GDP growth.   This environment suggests that  Fed tightening
initiatives will be a slow, gradual process.

We therefore intend to maintain defensive position until we discover a positive change in the near term direction of interest rates. At such time we will extend maturities, monitoring closely the yield spread opportunities in available sector choices.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Mutual Funds. Its primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and conservatism.

<Page 10>

Schedule of Investments                                      December 31, 1999

MONETTA FUND

COMMON STOCKS - 95.7%                                                    VALUE
NUMBER OF SHARES                                                (In Thousands)

Advertising - 2.4%
   *16,000  APAC Teleservices, Inc.                                $       225
   *11,000  Catalina Marketing Corp.                                     1,273
    11,000  True North Communications, Inc.                                492
   *22,000  Valuevision Int'l, Inc.                                      1,261
                                                                         3,251

Biotechnology - 1.6%
    *3,500  Affymetrix, Inc.                                               594
   *25,000  Bio-Technology General Corp.                                   381
    *7,000  IDEC Pharmaceuticals Corp.                                     688
    *4,000  Millennium Pharmacuticals, Inc.                                488
                                                                         2,151

Commercial Services - 0.7%
    20,000  Hooper Holmes, Inc.                                            515
   *18,000  MedQuist, Inc.                                                 465
                                                                           980

Computers - 15.8%
   *26,000  Advanced Digital Information Corp.                           1,264
    *5,000  Ancor Communications, Inc.                                     339
   *17,000  AXENT Technologies, Inc.                                       357
    *8,000  Black Box Corp. Inc.                                           536
   *19,000  Cabletron Systems, Inc.                                        494
   *12,000  Ciber, Inc.                                                    330
    *6,300  Cognizant Technology Solutions Corp.                           689
   *13,000  Computer Network Technology Corp.                              298
   *17,000  Concurrent Computer Corp.                                      318
    *4,000  Cybex Computer Products Corp.                                  162
   *10,700  Datalink Corp.                                                 206
   *15,000  Echelon Corp.                                                  293
    *5,000  Emulex Corp.                                                   562
    12,000  Factset Research Systems, Inc.                                 956
   *20,000  Inter-Voice-Brite, Inc.                                        473
   *11,000  ISS Group, Inc.                                                782
    *5,000  Kronos, Inc.                                                   300
   *35,900  Mercury Computer Systems, Inc.                               1,257
    *7,000  Micros Systems, Inc.                                           518
   *11,000  MMC Networks, Inc.                                             378
   *40,000  M-Systems Flash Disk Pioneers Ltd.                           1,315
   *27,000  MTI Technology Corp.                                           996
    21,000  National Computer Systems, Inc.                                790
    *9,500  Network Access Solutions Corp.                                 314
    *6,000  Radiant Systems, Inc.                                          241
   *28,300  RadiSys Corp.                                                1,443
   *23,500  RSA Security, Inc.                                           1,821
    *7,000  SanDisk Corp.                                                  674
   *24,000  Silicon Storage Technology, Inc.                               990
    *7,300  Sykes Enterprises, Inc.                                        320
   *27,000  Technology Solutions Co.                                       884
   *10,000  Visual Networks, Unc.                                          793
    *4,000  Xircom, Inc.                                                   300
                                                                        21,393

Electrical Components & Equipment - 1.8%
   *16,300  American SuperConductor Corp.                                  456
   *10,100  Artesyn Technologies, Inc.                                     212
     7,500  C&D Technologies, Inc.                                         319
   *24,300  C-Cube MicroSystems, Inc.                                    1,513
                                                                         2,500

Electronics - 10.3%
   *10,500  Amphenol Corp.                                                 699
    *8,000  Anadigics, Inc.                                                378
    *5,000  Audiovox Corp.                                                 152
    20,000  Cohu, Inc.                                                     620
   *10,200  Credence Systems Corp.                                         883
     7,000  CTS Corp.                                                      528
   *13,800  DII Group, Inc.                                                979
   *10,600  DSP Group, Inc.                                                986
   *10,000  Electro Scientific Industries, Inc.                            730
   *11,100  Excel Technology, Inc.                                         199
   *31,000  Integrated Device Technology, Inc.                             899
   *20,000  Kemet Corp.                                                    901
   *25,000  LTX Corp.                                                      559
   *10,000  Micrel, Inc.                                                   569
   *15,100  Nanometrics, Inc.                                              304
    10,000  Newport Corp.                                                  457
   *12,000  Orbotech Ltd.                                                  930
    11,000  Perkinelmer, Inc.                                              459
   *16,000  Power Integrations, Inc.                                       767
    *8,800  Sanmina Corp.                                                  879
   *10,500  Sawtek, Inc.                                                   699
   *11,300  SBS Technologies, Inc.                                         412
                                                                        13,989

Engineering & Construction - 0.3%
   *10,000  Dycom Industries, Inc.                                         441

Health Care - 0.3%
   *18,100  Polymedica Corp.                                               418

Home Furnishings - 0.5%
    *9,500  Polycom, Inc.                                                  605

Machinery-Diversified - 1.8%
   *11,300  Asyst Technologies, Inc.                                       741
    30,500  Helix Technology Corp.                                       1,366
    *7,000  Kulicke & Soffa Industries, Inc.                               298
                                                                         2,405

<PAGE 11>

Schedule of Investments                                      December 31, 1999

MONETTA FUND (Con't)

COMMON STOCKS                                                            VALUE
NUMBER OF SHARES                                                (In Thousands)

Media - 6.1%
   *24,000  ACTV, Inc.                                              $    1,097
   *16,000  Citadel Communications Corp.                                 1,038
   *18,000  Cumulus Media, Inc.                                            913
   *11,000  Emmis Communications Corp.                                   1,371
   *11,500  Jones Intercable, Inc. - CL A                                  797
   *10,000  Pegasus Communications Corp.                                   978
    *8,000  Source Media, Inc.                                             148
   *12,700  UnitedGlobalCom, Inc. - CL A                                   897
   *13,250  Westwood One, Inc.                                           1,007
                                                                         8,246

Miscellaneous Manufacturing - 0.3%
     1,300  Optical Coating Laboratory, Inc.                               385

Oil & Gas Services - 0.1%
    *4,500  Hanover Compressor Co.                                         170

Pharmaceuticals - 2.8%
    *8,000  Biovail Corporation Int'l                                      750
   *21,000  Cephalon, Inc.                                                 726
    27,500  Jones Pharma, Inc.                                           1,194
   *13,000  Medicis Pharmaceutical Corp. - CL A                            553
    *2,000  Medimmune, Inc.                                                332
    *3,000  Sepracor, Inc.                                                 298
                                                                         3,853

Retail - 0.1%
    *5,000  Ames Department Stores,Inc.                                    144

Semiconductors - 9.1%
   *21,000  Actel Corp.                                                    504
    *5,000  Alpha Industries, Inc.                                         287
   *43,500  Amkor Technology, Inc.                                       1,229
    *4,500  Applied Micro Circuits Corp.                                   573
   *20,000  Cirrus Logic, Inc.                                             266
   *32,000  Cypress Semiconductor Corp.                                  1,036
    *8,000  Electroglas, Inc.                                              203
   *29,000  ESS Technology, Inc.                                           643
   *15,000  Exar Corp.                                                     883
   *25,000  Int'l Rectifier Corp.                                          650
    *5,600  Lam Research Corp.                                             625
   *10,000  Lattice Semiconductor Corp.                                    471
    *8,000  MIPS Technologies, Inc.                                        416
    *7,400  Novellus Systems, Inc.                                         907
    *9,100  Photronics, Inc.                                               260
   *17,000  Semtech Corp.                                                  886
    *6,500  Siliconix, Inc.                                                855
   *11,000  Transwitch Corp.                                               798
    *8,000  TriQuint SemiConductor, Inc.                                   890
                                                                        12,382

Software 16.1%
    *3,800  24/7 Media, Inc.                                      $        214
   *31,000  Actuate Corp.                                                1,329
   *15,000  Ardent Software, Inc.                                          585
   *29,000  Banyan Systems, Inc.                                           580
   *10,000  Brio Technology, Inc.                                          420
    *4,000  Business Objects S.A. - SP ADR                                 535
   *13,000  Cambridge Technology Partners,Inc.                             341
    *5,000  Cognos, Inc.                                                   231
   *19,500  Datastream Systems, Inc.                                       479
   *13,900  Digital River, Inc.                                            463
    *9,700  DSET Corp.                                                     363
    *8,000  Eclipsys Corp.                                                 205
   *26,000  Genesys Telecommunications Labs, Inc.                        1,404
    *2,500  Great Plains Software, Inc.                                    187
    *5,000  Hummingbird Communications Ltd.                                153
   *29,000  Hyperion Solutions Corp.                                     1,261
    *4,000  InterVU, Inc.                                                  420
   *17,000  Manugistics Group, Inc.                                        549
    *6,000  Mercury Interactive Corp.                                      648
    *7,500  Micromuse, Inc.                                              1,275
    *1,900  Microstrategy, Inc.                                            399
   *20,000  NVIDIA Corp.                                                   939
   *18,000  Open Market, Inc.                                              812
    *6,000  Pacific Internet Ltd.                                          282
    *6,500  Peregrine Systems, Inc.                                        547
   *10,000  Progress Software Corp.                                        567
    *7,600  Project Software & Development, Inc.                           422
    *6,700  Proxicom, Inc.                                                 833
   *12,000  Remedy Corp.                                                   568
   *21,500  Sapiens Int'l Corp. N.V.                                       353
   *21,000  Sybase, Inc.                                                   357
   *21,000  Symantec Corp.                                               1,231
   *17,000  Telescan, Inc.                                                 420
   *27,000  The Santa Cruz Operation, Inc.                                 820
   *17,700  Ultimate Software Group, Inc.                                  231
    *5,500  USInternetWorking, Inc.                                        384
    *7,000  WebTrends Corp.                                                567
   *14,000  Wind River Systems, Inc.                                       515
                                                                        21,889

Telecommunication Equipment -21.2%
    *3,800  Adaptive Broadband Corp.                                       281
   *40,000  Adelphia Business Solutions, Inc.                            1,920
    *8,700  ADTRAN, Inc.                                                   448
   *42,000  Advanced Fibre Communication, Inc.                           1,877
   *16,000  Advanced Radio Telecom Corp.                                   384
   *24,000  American Mobile Satellite Corp.                                506
   *30,000  Aspect Communications Corp.                                  1,174

<PAGE 12>

Schedule of Investments                                      December 31, 1999

MONETTA FUND (Con't)

COMMON STOCKS                                                            VALUE
NUMBER OF SHARES                                                (In Thousands)

   *15,000  CapRock Communications Corp.                              $    487
    *8,000  Carrier Access Corp.                                           539
   *18,000  C-Cor.net Corp.                                              1,379
   *10,000  Com21, Inc.                                                    224
   *14,000  Commscope, Inc.                                                564
    *8,000  Copper Mountain Networks, Inc.                                 390
   *19,800  Corsair Communications, Inc.                                   161
   *38,000  CTC Communications Group, Inc.                               1,483
   *22,000  Digital Microwave Corp.                                        516
    *4,500  Ditech Communications Corp.                                    421
   *24,000  Ectel Ltd                                                      438
    *8,500  E-TEK Dynamics, Inc.                                         1,140
    *7,000  Gilat Satellite Networks Ltd.                                  831
    *9,000  Harmonic, Inc.                                                 855
    *4,000  Leap Wireless Int'l, Inc.                                      314
    *4,000  Metricom, Inc.                                                 315
   *15,000  MGC Communications, Inc.                                       761
   *25,000  Microcell Telecommunications, Inc.                             822
    *5,000  Millicom Int'l Cellular S.A.                                   312
   *22,000  MRV Communications, Inc.                                     1,383
    *8,000  Nice Systems Ltd. - SP ADR                                     394
    *4,000  NorthEast Optic Network, Inc.                                  250
    *6,300  Omnipoint Corp.                                                760
    *9,800  Optical Cable Corp.                                            196
   *22,000  Pairgain Technologies, Inc.                                    312
    *3,000  Plantronics, Inc.                                              215
   *11,000  Powertel, Inc.                                               1,104
    *5,500  Powerwave Technologies, Inc.                                   321
    *8,000  Proxim, Inc.                                                   880
   *15,000  Rogers Cantel Mobile Communications, Inc.                      546
    *9,000  Rural Cellular Corp. - CL A                                    815
   *39,400  TALK.com, Inc.                                                 699
   *20,000  Tekelec                                                        450
    *8,000  Terayon Communication Systems, Inc.                            503
    *7,000  ViaSat, Inc.                                                   349
   *10,000  Weblink Wireless, Inc.                                         155
   *31,000  World Access, Inc.                                             597
    *8,900  XETA Corp.                                                     295
                                                                        28,766

Telephone - 3.4%
    10,500  CFW Communications Co.                                         365
   *20,000  Intermedia Communications, Inc.                                776
   *46,500  Primus Telecommunications Group, Inc.                        1,778
   *30,000  Viatel, Inc.                                                 1,609
                                                                         4,528

Transportation - 1.0%
    30,000  Expeditors Int'l of Washington, Inc.                         1,314

Total Common Stocks
  (Cost $80,326) (a)                                                   129,810

VARIABLE DEMAND NOTES - 0.5%
PRINCIPAL AMOUNT
   640,900  Firstar Bank
             Milwaukee, N.A. - 6.16%                                       641

COMMERCIAL PAPER - 6.6%
PRINCIPAL AMOUNT
 1,500,000  Merrill Lynch - 6.12%
             Due 01/20/00                                                1,495
 3,000,000  Met Life Funding - 6.30%
             Due 01/20/00                                                2,990
 4,500,000  Toyota Motor Credit- 5.88%
             Due 01/10/00                                                4,493
                                                                         8,978

Total Short-Term Investments                                             9,619

Total Investments-102.8%
  (Cost $89,945) (a)                                                   139,429

Other Assets Less Liabilities - (2.8%)                                 (3,767)

Net Assets - 100%                                                     $135,662


(a) For tax purposes, cost is $90,758; the aggregate gross unrealized appreciation is $49,170, and aggregate gross unrealized depreciation is $499, resulting in net unrealized appreciation of $48,671 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 13>

Schedule of Investments                                      December 31, 1999

MONETTA SMALL-CAP EQUITY FUND

COMMON STOCKS - 91.8%                                                    VALUE
NUMBER OF SHARES                                                (In Thousands)

Commercial Services - 1.0%
    *2,000  MedQuist, Inc.                                              $   52

Computers - 14.3%
    *5,000  M-Systems Flash Disk Pioneers Ltd.                             164
     1,900  National Computer Systems, Inc.                                 71
    *2,000  QRS Corp.                                                      209
    *1,500  RadiSys Corp.                                                   77
    *1,500  RSA Security, Inc.                                             116
    *3,000  Silicon Storage Technology, Inc.                               124
                                                                           761

Electrical Components & Equipment - 2.3%
    *2,000  C-Cube MicroSystems, Inc.                                      124

Electronics - 11.9%
    *1,500  Amphenol Corp.                                                 100
     1,500  CTS Corp.                                                      113
    *5,000  Excel Technology, Inc.                                          89
    *2,000  Micrel, Inc.                                                   114
    *1,500  Orbotech Ltd.                                                  116
    *1,500  Sawtek, Inc.                                                   100
                                                                           632

Machinery-Diversified - 1.2%
     1,500  Helix Technology Corp.                                          67

Media - 2.9%
    *1,500  Jones Intercable, Inc. - CL A                                  104
      *500  Pegasus Communications Corp.                                    49
                                                                           153

Pharmaceuticals - 2.7%
    *3,400  Medicis Pharmaceutical Corp. - CL A                            145

Semiconductors - 5.5%
    *3,500  Amkor Technology, Inc.                                          99
    *1,000  Applied Micro Circuits Corp.                                   127
    *3,000  ESS Technology, Inc.                                            67
                                                                           293

Software - 13.0%
    *1,000  Concentric Network Corp.                                        31
    *2,000  DSET Corp.                                                      75
    *2,000  Genesys Telecommunications Labs, Inc.                          108
    *2,000  Pacific Internet Ltd.                                           94
    *2,000  Progress Software Corp.                                        113
    *3,000  Symantec Corp.                                                 176
    *3,200  The Santa Cruz Operation, Inc.                                  97
                                                                           694

Telecommunication Equipment - 13.5%
    *3,000  Advanced Fibre Communications, Inc.                            134
    *2,000  Carrier Access Corp.                                           134
    *3,000  C-Cor.net Corp.                                                230
    *2,000  Com21, Inc.                                                     45
      *600  E-TEK Dynamics, Inc.                                            81
    *1,000  Harmonic, Inc.                                                  95
                                                                           719

Telecommunications - 19.4%
    *4,000  Adelphia Business Solutions, Inc.                              192
    *3,000  Aspect Communications Corp.                                    117
    *2,700  CTC Communications Group, Inc.                                 105
    *1,000  Inet Technologies, Inc.                                         70
    *1,000  Metricom, Inc.                                                  79
    *3,000  Microcell Telecommunications, Inc.                              99
      *700  Omnipoint Corp.                                                 84
    *1,000  Powertel, Inc.                                                 100
    *5,000  TALK.com, Inc.                                                  89
    *2,000  ViaSat, Inc.                                                   100
                                                                         1,035

Telephone - 2.5%
    *3,500  Primus Telecommunications Group, Inc.                          134

Transportation - 1.6%
     2,000  Expeditors Int'l of Washington, Inc.                            88

Total Common Stocks
  (Cost $2,887) (a)                                                      4,897

VARIABLE DEMAND NOTES - 7.4%
PRINCIPAL AMOUNT
   213,100  Firstar Bank Milwaukee, N.A, - 6.16%                           213
   177,900  Warner Lambert - 6.08%                                         178
                                                                           391

Total Investments - 99.2%
  (Cost $3,278) (a)                                                      5,288

Other Assets Less Liabilities - 0.8%                                        44

Net Assets - 100%                                                       $5,332

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,039, and aggregate gross unrealized depreciation is $29, resulting in net unrealized appreciation of $2,010 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 14>

Schedule of Investments                                      December 31, 1999

MONETTA MID-CAP EQUITY FUND

COMMON STOCKS - 90.7%
                                                                         VALUE
NUMBER OF SHARES                                                (In Thousands)

Advertising - 1.8%
    *3,300  Lamar Advertising Co.                                      $   200
    *1,000  TMP Worldwide, Inc.                                            142
                                                                           342

Biotechnology - 2.4%
    *4,000  Biogen, Inc.                                                   338
    *1,000  Millennium Pharmacuticals, Inc.                                122
                                                                           460

Commercial Services - 1.9%
     3,000  Comdisco, Inc.                                                 112
    *3,000  Concord EFS, Inc.                                               77
    *2,500  Convergys Corp.                                                 77
    *2,500  USWeb Corp.                                                    111
                                                                           377

Computers - 4.6%
    *1,000  Apple Computer, Inc.                                           103
    *4,000  Cabletron Systems, Inc.                                        104
    *1,000  CheckFree Holdings Corp.                                       105
    *4,000  IXL Enterprises, Inc.                                          222
    *4,000  Synopsys, Inc.                                                 267
    *2,000  Whittman-Hart, Inc.                                            107
                                                                           908

Electric/Components & Equipment - 1.1%
    *3,000  American Power Conversion Corp.                                 79
     4,000  Montana Power Co.                                              144
                                                                           223

Electronics - 8.4%
    *3,000  Analog Devices, Inc.                                           279
    *4,000  Celestica, Inc.                                                222
    *3,000  DII Group, Inc.                                                213
    *4,000  Jabil Circuit, Inc.                                            292
     4,000  Linear Technology Corp.                                        286
    *3,500  Microchip Technology, Inc.                                     240
    *1,000  Solectron Corp.                                                 95
                                                                         1,627

Home Furnishings - 1.4%
    *4,000  Gemstar Int'l Group Ltd.                                       285

Media - 5.8%
     3,000  Dow Jones & Company, Inc.                                      204
    *3,000  Entercom Communications Corp.                                  198
    *2,500  Hispanic Broadcasting Corp.                                    231
    *5,000  Infinity Broadcasting Corp.                                    181
    *2,000  Univision Communications, Inc. - CL A                          204
    *2,000  USA Networks, Inc.                                             110
                                                                         1,128

Oil & Gas Producers - 2.7%
    *3,000  BJ Services Co.                                          $     125
    *4,000  Noble Drilling Corp.                                           131
    *4,000  Rowan Companies, Inc.                                           87
     3,000  Transocean Sedco Forex, Inc.                                   101
    *2,000  Weatherford Int'l, Inc.                                         80
                                                                           524

Pharmaceuticals - 3.2%
    *3,000  Forest Laboratories, Inc.                                      184
    *2,000  Medimmune, Inc.                                                332
     4,000  Mylan Laboratories, Inc.                                       101
                                                                           617

Retail - 1.1%
     2,400  Tiffany & Co.                                                  214

Semiconductors - 10.1%
    *4,000  Altera Corp.                                                   198
    *6,000  Atmel Corp.                                                    177
    *1,000  Broadcom Corp. - CL A                                          272
    *4,000  Conexant Systems, Inc.                                         266
     3,000  Dallas Semiconductor Corp.                                     193
    *3,000  National Semiconductor Corp.                                   129
    *2,000  Novellus Systems, Inc.                                         245
    *2,000  PMC-Sierra, Inc.                                               321
    *1,000  Qlogic Corp.                                                   160
                                                                         1,961

Software Applications/Enterprise Service- 10.1%
    *2,000  BEA Systems, Inc.                                              140
    *2,000  Citrix Systems, Inc.                                           246
    *1,000  i2 Technologies, Inc.                                          195
    *3,000  Intuit, Inc.                                                   180
    *4,000  Novell, Inc.                                                   159
    *2,000  Peregrine Systems, Inc.                                        168
    *5,000  Rational Software Corp.                                        246
    *4,000  Siebel Systems, Inc.                                           336
    *5,000  Symantec Corp.                                                 293
                                                                         1,963

Software Internet/Content - 13.0%
    *2,000  CNET, Inc.                                                     114
    *1,000  Commerce One, Inc.                                             197
    *4,000  Covad Communications Group, Inc.                               224
    *4,000  Exodus Communications, Inc.                                    355
    *2,000  Harbinger Corp.                                                 64
    *2,000  Inktomi Corp.                                                  177
    *1,000  Intraware, Inc.                                                 79
    *2,000  Lycos, Inc.                                                    159
    *4,000  Marimba, Inc.                                                  184
    *3,000  PSINet, Inc.                                                   185

<PAGE 15>

Schedule of Investments                                      December 31, 1999

MONETTA MID-CAP EQUITY FUND (Con't)

COMMON STOCKS
NUMBER OF SHARES                                                (In Thousands)

    *3,000  S1 Corp.                                                  $    234
    *5,000  Verio, Inc.                                                    231
    *2,000  Verticalnet, Inc.                                              328
                                                                         2,531

Software Miscellaneous - 5.8%
     2,500  Adobe Systems, Inc.                                            168
    *2,000  Cognos, Inc.                                                    92
    *2,000  Electronic Arts, Inc.                                          168
    *3,000  Legato Systems, Inc.                                           207
    *3,000  Macromedia, Inc.                                               219
    *4,000  Network Associates, Inc.                                       107
    *3,000  Parametric Technology Corp.                                     81
    *2,000  Research in Motion Ltd.                                         92
                                                                         1,134

Telecommunication Equipment - 6.1%
    *3,000  ADC Telecommunications, Inc.                                   218
    *1,000  Comverse Technology, Inc.                                      145
    *5,000  Metromedia Fiber Network, Inc. - CL A                          240
    *2,000  Qualcomm, Inc.                                                 352
     4,000  Scientific-Atlanta, Inc.                                       222
                                                                         1,177

Telecommunications - 9.9%
     3,000  BroadWing, Inc.                                                111
    *3,000  Echostar Communications Corp. - CL A                           292
    *4,000  Global Crossing Ltd.                                           200
    *3,000  Global Telesystems Group, Inc.                                 104
    *3,000  Loral Space & Communications Ltd.                               73
    *1,900  McLeodUSA, Inc.                                                112
    *2,000  NTL, Inc.                                                      249
    *4,000  Qwest Communications Int'l, Inc.                               172
    *2,000  VoiceStream Wireless Corp.                                     285
    *5,000  Western Wireless Corp.                                         334
                                                                         1,932

Telephone - 1.3%
     2,000  Telephone and Data Systems, Inc.                               252

Total Common Stocks
  (Cost $11,672) (a)                                                    17,655

VARIABLE DEMAND NOTES - 0.3%
PRINCIPAL AMOUNT
    60,500  Firstar Bank Milwaukee, N.A. - 6.16%                            61

COMMERCIAL PAPER - 15.3%                                                 VALUE
PRINCIPAL AMOUNT                                                (In Thousands)
   525,000  CIT Group - 5.80%
             Due 01/07/00                                            $     525

VARIABLE DEMAND NOTES - 12.6%
PRINCIPAL AMOUNT
   800,000  Ford Motor Credit - 6.10%
             Due 01/14/00                                                  798
   900,000  Merrill Lynch - 6.00%
             Due 01/18/00                                                  897
   750,000  Merrill Lynch - 6.12%
             Due 01/19/00                                                  748
                                                                         2,968

Total Short-Term Investments                                             3,029

Total Investments - 106.3%
  (Cost $14,701) (a)                                                    20,684

Other Assets Less Liabilities - ( 6.3%)                                (1,226)

Net Assets - 100%                                                      $19,458

(a) For tax purposes, cost is $14,735; the aggregate gross unrealized appreciation is $5,971, and aggregate gross unrealized depreciation is $23, resulting in net unrealized appreciation of $5,948 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 16>

Schedule of Investments                                      December 31, 1999

MONETTA LARGE-CAP EQUITY FUND

COMMON STOCKS - 93.4%                                                    VALUE
NUMBER OF SHARES                                                (In Thousands)

Biotechnology - 2.6%
    *4,000  Amgen, Inc.                                                $   240

Computers - 11.0%
    *3,000  3COM Corp.                                                     141
    *2,000  Cisco Systems, Inc.                                            214
    *3,000  Dell Computer Corp.                                            153
    *2,000  EMC Corp.                                                      219
    *2,000  Gateway, Inc.                                                  144
    *2,000  Sun Microsystems, Inc.                                         155
                                                                         1,026

Diversified Financial Services - 6.2%
     1,200  American Express Co.                                           200
     3,750  Citigroup, Inc.                                                208
     2,000  Merrill Lynch & Co., Inc.                                      167
                                                                           575

Health Care - 1.0%
     1,000  Johnson & Johnson Co.                                           93

Insurance - 1.5%
     1,250  American Int'l Group, Inc.                                     135

Media - 10.3%
     3,000  CBS Corp.                                                      192
    *3,000  Clear Channel Communications, Inc.                             267
     3,000  Comcast Corp. -  Special CL A                                  151
     4,000  Cox Communications, Inc. - CL A                                206
     2,000  Time Warner, Inc.                                              145
                                                                           961

Miscellaneous Manufacturing - 2.0%
     1,200  General Electric Co.                                           186

Oil & Gas Producers - 3.9%
     1,500  Exxon Mobil Corp.                                              121
     2,000  Halliburton Co.                                                 80
     2,500  Schlumberger Ltd.                                              141
       485  Transocean Sedco Forex, Inc.                                    16
                                                                           358

Pharmaceuticals - 5.1%
     4,000  American Home Products Corp.                                   158
     2,000  Merck & Co.                                                    134
     3,000  Pfizer, Inc.                                                    97
     2,000  Schering-Plough Corp.                                           85
                                                                           474

Retail - 8.5%
     2,000  Dayton Hudson Corp.                                            147
     3,750  Home Depot, Inc.                                               257
    *2,500  Kohl's Corp.                                                   181
     3,000  Wal-Mart Stores, Inc.                                          207
                                                                           792

Semiconductors - 5.5%
     2,000  Intel Corp.                                                    165
    *2,000  Micron Technology, Inc.                                        155
     2,000  Texas Instruments, Inc.                                        194
                                                                           514

Software - 11.1%
    *4,000  America Online, Inc.                                           302
    *1,400  Microsoft Corp.                                                163
    *2,000  Oracle Corp.                                                   224
      *800  Yahoo!Inc.                                                     346
                                                                         1,035

Telecommunication Equipment - 12.1%
    *2,000  JDS Uniphase Corp.                                             323
     3,000  Lucent Technologies, Inc.                                      224
     2,000  Motorola, Inc.                                                 294
     1,500  Nokia Corp. - SP ADR                                           285
                                                                         1,126

Telecommunications - 4.9%
    *2,000  General Motors Corp. - CL H                                    192
    *2,500  Nextel Communications, Inc. - CL A                             258
                                                                           450

Telephone - 7.7%
     2,000  ALLTEL Corp.                                                   166
    *3,000  MCI Worldcom, Inc.                                             159
    *3,000  Nextlink Communications, Inc.                                  249
     3,000  SBC Communications, Inc.                                       146
                                                                           720

Total Common Stocks
  (Cost $5,541) (a)                                                      8,686

VARIABLE DEMAND NOTES - 6.7%
PRINCIPAL AMOUNT
   368,500  Firstar Bank Milwaukee, N.A. - 6.16%                           368
   251,600  Warner Lambert - 6.08%                                         252
                                                                           620

Total Investments - 100.1%
  (Cost $6,161) (a)                                                      9,305

Other Assets Less Liabilities - (0.1%)                                     (7)

Net Assets - 100%                                                       $9,298

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $3,205, and aggregate gross unrealized depreciation is $61, resulting in net unrealized appreciation of $3,144 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 17>

Schedule of Investments                                      December 31, 1999

MONETTA BALANCED FUND

COMMON STOCKS - 69.1%                                                    VALUE
NUMBER OF SHARES                                                (In Thousands)

Computers - 8.0%
    *3,000  3COM Corp.                                                 $   141
    *3,000  Dell Computer Corp.                                            153
    *7,000  M-Systems Flash Disk Pioneers Ltd.                             230
    *3,000  Sun Microsystems, Inc.                                         232
                                                                           756

Diversified Financial Services - 6.5%
     5,000  Citigroup, Inc.                                                278
     4,000  Merrill Lynch & Co., Inc.                                      334
                                                                           612

Media - 5.1%
    *3,000  Clear Channel Communications, Inc.                             268
    *3,000  Cox Communications, Inc. - CL A                                155
    *1,500  Spanish Broadcasting System, Inc. - CL A                        60
                                                                           483

Oil & Gas Producers - 2.0%
     3,000  Schlumberger Ltd.                                              169
       582  Transocean Sedco Forex, Inc.                                    20
                                                                           189

Pharmaceuticals - 4.1%
     4,000  American Home Products Corp.                                   158
     2,000  Merck & Co.                                                    134
     3,000  Pfizer, Inc.                                                    97
                                                                           389

Retail - 9.3%
     4,000  Dayton Hudson Corp.                                            294
     4,500  Home Depot, Inc.                                               309
     4,000  Wal-Mart Stores, Inc.                                          276
                                                                           879

Semiconductors - 3.5%
     4,000  Intel Corp.                                                    329

Software - 10.9%
    *3,000  America Online, Inc.                                           226
    *2,000  Microsoft Corp.                                                234
    *2,000  Oracle Corp.                                                   224
      *800  Yahoo! Inc.                                                    346
                                                                         1,030

Telecommunication Equipment 8.0%
     3,500  Lucent Technologies, Inc.                                      262
     2,000  Motorola, Inc.                                                 294
     2,000  Nortel Networks Corp.                                          202
                                                                           758

Telecommunications - 5.7%
    *3,000  Adelphia Business Solutions, Inc.                              144
    *4,000  Qwest Communications Int'l, Inc.                               172
    *4,000  TALK.com, Inc.                                                  71
     3,000  Vodafone Group PLC - SP ADR                                    148
                                                                           535

Telephone - 6.0%
     3,000  ALLTEL Corp.                                                   248
    *6,000  MCI Worldcom, Inc.                                             318
                                                                           566

Total Common Stock
  (Cost $4,162) (a)                                                      6,527

VARIABLE DEMAND NOTES - 1.8%
PRINCIPAL AMOUNT
   168,600  Firstar Bank Milwaukee,
             N.A. - 6.16%                                                  169

TREASURY NOTES - 4.2%
PRINCIPAL AMOUNT
   350,000  US Treasury Note
             8.125% Due 08/15/19                                           399
CORPORATE BONDS - 20.9%
PRINCIPAL AMOUNT
   300,000  Chase Manhattan Corp.
             9.750% Due 11/01/01                                           314
   300,000  National Rural Utilities
             6.250% Due 04/15/03                                           291
   300,000  US Central Credit Union
             6.00% Due 05/21/03                                            293
   350,000  Worldcom, Inc.
             7.550% Due 04/01/04                                           355
   300,000  Bank United Corp.
             8.875% Due 05/01/07                                           279
   175,000  Ford Motor Credit Co.
             7.375% Due 10/28/09                                           173
   300,000  East Coast Power, LLC
             7.066% Due 03/31/12                                           270
                                                                         1,975

MORTGAGE OBLIGATIONS - 3.6%
PRINCIPAL AMOUNT
   344,995  Green Tree Home Imprv. Mortgage
             6.780% Due 06/15/28                                           340

Total Investments - 99.6%
  (Cost $7,152) (a)                                                      9,409

Other Assets Less Liabilities - 0.4%                                        40

Total Net Assets - 100%                                                 $9,449

<PAGE 18>

Schedule of Investments                                      December 31, 1999

MONETTA INTERMEDIATE BOND FUND

Corporate Bonds - 77.6%                                                  VALUE
PRINCIPAL AMOUNT                                                (In Thousands)
   940,000  Pacific Gas & Elec. - 8.750% 01/01/01                      $   957
   700,000  Chase Manhattan Corp. - 9.750% 11/01/01                        734
   800,000  Cox Enterprises, Inc. - 6.625% 06/14/02                        790
   860,000  Tyco Int'l Group - 6.875% 09/05/02                             847
   100,000  Webb (DEL E.) - 9.750% 03/01/03                                100
   850,000  National Rural Utilities - 6.250% 04/15/03                     825
   850,000  US Central Credit Union 6.000% 05/21/03                        829
   850,000  Bank of America Corp.- 6.875% 06/01/03                         842
 1,000,000  NRG Energy Inc. - 8.000% 11/01/03                              991
   665,000  Worldcom, Inc. - 7.550% 04/01/04                               674
   300,000  The Money Store - 8/375% 04/15/04                              310
   900,000  Associates Corp., NA - 5.800% 04/20/04                         853
   955,000  American Express - 6.750% 06/23/04                             939
   750,000  Newcourt Credit Group - 6.875% 02/16/05                        736
   365,000  Bank United Corp. - 8.875% 05/01/07                            340
   900,000  LCI Int'l, Inc. - 7.250% 06/15/07                              865
   900,000  Lehman Brothers, Inc. - 6.625% 02/15/08                        834
   200,000  Jones Intercable - 10/500% 03/01/08                            211
   635,000  Countrywide Home Loan-6.250% 04/15/09                          571
   800,000  Cilcorp, Inc. - 8.700% 10/15/09                                809
   850,000  Ford Motor Credit - 7.375% 10/28/09                            841
   585,000  East Coast Power - 7.066% 03/31/12                             527
                                                                        15,425

U.S. GOVERNMENT AGENCIES - 14.0%
PRINCIPAL AMOUNT
 1,000,000  Inter-American Development Bank
             Discount Note 01/12/00 - 5.850%                               998
   800,000  Federal Home Loan Mortgage Corp.
             5.500% 05/15/02                                               781
   250,000  HUD Housing Urban Development
             6.360% 08/01/04                                               245
   800,000  FNMA 5.750% 06/15/05                                           760
                                                                         2,784

MORTGAGE OBLIGATIONS - 0.1%
PRINCIPAL AMOUNT
     9,012  GNMA 8 1/2  07/15/21                                             9

VARIABLE DEMAND NOTES - 4.4%
PRINCIPAL AMOUNT
   886,600  Firstar Bank Milwaukee,
             N.A.- 6.16%                                                   887

COMMERCIAL PAPER - 5.5%
PRINCIPAL AMOUNT
   500,000  Campbell Soup Co.- 5.80% Due 01/21/00                          498
   600,000  Metlife Funding - 5.88% Due 01/28/00                           597
                                                                         1,095

Total Investments - 101.6%
  (Cost $20,528) (a)                                                    20,200

Other Assets Less Liabilities - (1.6%)                                   (327)

Net Assets - 100%                                                      $19,873

<PAGE 19>

MONETTA GOVERNMENT MONEY MARKET FUND

GOVERNMENT OBLIGATIONS - 100.7%
                                                                         VALUE
PRINCIPAL AMOUNT                                                (In Thousands)

FEDERAL HOME LOAN BANK DISCOUNT - 32.4%
PRINCIPAL AMOUNT
   570,000  Due 02/07/00 - 5.570%                                      $   567
   415,000  Due 02/16/00 - 5.670%                                          412
   220,000  Due 02/23/00 - 5.750%                                          218
                                                                         1,197

FEDERAL FARM CREDIT - 15.3%
PRINCIPAL AMOUNT
   570,000  Due 01/28/00 - 5.580%                                          568

FEDERAL NATIONAL MORTGAGE ASSOC. - 19.2%
PRINCIPAL AMOUNT
   711,000  Due 01/21/00 - 5.250%                                          709

FEDERAL HOME LOAN MORTGAGE CORP. - 33.8%
PRINCIPAL AMOUNT
   483,000  Due 01/10/00 - 5.620%                                          482
   771,000  Due 01/13/00 - 5.770%                                          769
                                                                         1,251

Total Investments - 100.7%                                               3,725

Other Assets Less Liabilities - (0.7%)                                    (25)

Net Assets - 100%                                                       $3,700

BALANCED FUND FOOTNOTE:

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,498, and aggregate gross unrealized depreciation is $241, resulting in net unrealized appreciation of $2,257 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

INTERMEDIATE BOND FUND FOOTNOTE:

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $1, and aggregate gross unrealized depreciation is $329, resulting in net unrealized depreciation of $328 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

GOVERNMENT MONEY MARKET FUND FOOTNOTE:

(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

<PAGE 19>

STATEMENTS OF ASSETS AND LIABILITIES                         December 31, 1999
(In Thousands)

                                          Small-Cap     Mid-Cap   Large-Cap
                                Monetta     Equity      Equity     Equity
                                 Fund        Fund        Fund       Fund
Assets:
Investments at market value
 (cost: $89,945; $3,278;
 $14,701; $6,161; $7,152;
 $20,528; $3,725) (Note 1)      $139,429    $5,288      $20,684     $9,305
Cash                            0           3           (a)         4
Receivables:
  Interest and dividends        24          2            5          4
  Securities sold               1,518       214          111        0
  Fund shares sold              0           0            1          2

Total Assets                    140,971     5,507        20,801     9,315

Liabilities:
Payables:
  Custodial bank                75          0            0          0
  Investment advisory fees
   (Note 2)                     102         3            12         5
  Distribution and service
   charges payable              0           1            16         5
  Investments purchased         5,067       164          1,309      0
  Fund shares redeemed          0           0            0          2
Accrued expenses                65          7            6          5

Total Liabilities               5,309       175          1,343      17

Net Assets                      135,662     5,332        19,458     9,298

Analysis of net assets:
Paid in capital (b)             80,030      3,223        10,601     6,103
Accumulated undistributed
 net investment income          520         0            0          0
Accumulated undistributed
 net realized gain (loss)       5,628       99           2,874      51
Net unrealized appreciation
 (depreciation)on investments   49,484      2,010        5,983      3,144

Net Assets                      $135,662    $5,332       $19,458    $9,298

Net asset value, offering
 price, and redemption price
 per  share (5,974 shares of
 capital  stock and 244; 956;
 463; 581; 1,940; 3,700 shares
 of beneficial interest issued
 and outstanding respectively)  $22.71      $21.83       $20.36     $20.06

                                               Intermediate      Government
                                  Balanced         Bond         Money Market
                                    Fund           Fund             Fund
Assets:
Investments at market value
 (cost: $89,945; $3,278;
 $14,701; $6,161; $7,152;
 $20,528; $3,725) (Note 1)         $9,409        $20,200           $3,725
Cash                               0             0                 0
Receivables:
  Interest and dividends           58            269               0
  Securities sold                  0             0                 0
  Fund shares sold                 0             1                 0

Total Assets                       9,467         20,470            3,725

Liabilities:
Payables:
  Custodial bank                   5             83                22
  Investment advisory fees
   (Note 2)                        3             2                 0
  Distribution and service
   charges payable                 5             4                 0
  Investments purchased            0             504               0
  Fund shares redeemed             0             0                 0
Accrued expenses                   5             4                 3

Total Liabilities                  18            597               25

Net Assets                         9,449         19,873            3,700

Analysis of net assets:
Paid in capital (b)                6,960         20,251            3,700
Accumulated undistributed
 net investment income             2             4                 0
Accumulated undistributed
 net realized gain (loss)          230           (54)              0
Net unrealized appreciation
 (depreciation) on investments     2,257         (328)             0

Net Assets                         $9,449        $19,873           $3,700

Net asset value, offering price,
 and redemption price per share
 (5,974 shares of capital stock
 and 244; 956; 463; 581; 1,940;
 3,700 shares of  beneficial
 interest issued and outstanding
 respectively)                     $16.27        $10.24            $1.00

See accompanying notes to financial statements.(a) Rounds to less than $1,000.(b) Amount for Monetta Fund represents $59 of $0.01 par value and $79,971 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

<Page 20>

STATEMENTS OF OPERATIONS                                     December 31, 1999
(In Thousands)

                                      Small-Cap      Mid-Cap      Large-Cap
                           Monetta      Equity       Equity        Equity
                            Fund         Fund         Fund          Fund
Investment income and
 expenses:
Investment income:
  Interest                  $381          $18          $66           $21
  Dividend                  69            1            28            26
  Other income              *1,586        0            (a)           0

Total investment income     2,036         19           94            47

Expenses:
  Investment advisory fee
   (Note 2)                 1,043         26           122           47
  Distribution expense      0             9            40            15
  Custodial fees and bank
   cash management fee      47            5            10            4
  Transfer and shareholder
   servicing agent fee      424           42           31            37

Total expenses              1,514         82           203           103
Expenses waived and
 reimbursed                 0             (a)           0             0

Expenses net of waived and
 reimbursed expenses        1,514         82           203           103

Net investment income
 (loss)                     522           (63)        (109)          (56)

Realized and unrealized gain
 (loss) on investments:
Realized gain (loss) on
 investments:
 Proceeds from sales        241,842       9,329       34,459         4,779
 Cost of securities sold    223,820       8,576       30,741         4,177

Net realized gain (loss)
 on investments             18,022        753         3,718          602

Net unrealized appreciation
 (depreciation) on
 investments:
 Beginning of period        22,489        755         2,452          837
 End of period              49,484        2,010       5,983          3,144

Net change in net unrealized
 appreciation (depreciation)
 on investments during the
 period                     26,995        1,255       3,531          2,307

Net realized and unrealized
 gain (loss) on
 investments                45,017        2,008        7,249         2,909

Net increase in net assets
 from operations            $45,539       $1,945       $7,140        $2,853


                                           Intermediate      Government
                               Balanced        Bond         Money Market
                                 Fund          Fund             Fund
Investment income and
 expenses:
Investment income:
  Interest                       $210          $812             $207
  Dividend                       23            0                0
  Other income                   0             (a)              (a)

Total investment income          233           812              207

Expenses:
 Investment advisory fee
  (Note 2)                       37            45               10
 Distribution expense            23            32               4
 Custodial fees and bank
  cash management fee            5             9                2
 Transfer and shareholder
  servicing agent fee            23            9                13

Total expenses                   88            95               29
Expenses waived and
 reimbursed                      0             (26)             (15)

Expenses net of waived and
 reimbursed expenses             88            69               14

Net investment income (loss)     145           743              193

Realized and unrealized gain
 (loss) on  investments:
Realized gain (loss) on
 investments:
  Proceeds from sales            13,835        14,770           24,825
  Cost of securities sold        11,683        14,824           24,825

Net realized gain (loss) on
 investments                     2,152         (54)             0

Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period             2,067         96               0
 End of period                   2,257         (328)            0

Net change in net unrealized
 appreciation (depreciation)
 on investments during the
 period                          190           (424)            0

Net realized and unrealized
 gain (loss) on investments      2,342         (478)            0

Net increase in net assets
 from operations                 $2,487        $265             $193

*Includes $1,583 thousand received from claims filed in reference to class action suits primarily from ICN Pharmaceuticals and AHI Healthcare.

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.Page

<Page 21>

Statements of Changes in Net Assets                          December 31, 1999
(In Thousands)

                                                                 Small-Cap
                                       Monetta                    Equity
                                         Fund                      Fund
                                   1999        1998          1999        1998
From investment activities:
Operations:
  Net investment income (loss)     $522        $(925)        $(63)       $(70)
  Net realized gain (loss) on
   investments                     18,022      (12,315)      753         (655)
  Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                          26,995      (736)         1,255       638

Net increase (decrease) in net
 assets from operations            45,539      (13,976)      1,945       (87)
  Distribution from net
   investment income               0           0             0           0
  Distribution from short-term
   capital gains, net (b)          0           (2,369)       0           (30)
  Distribution from net realized
   gains                           0           (3,088)       0           0

Increase (decrease) in net
 assets from investment
 activities                        45,539      (19,433)      1,945       (117)

From capital transactions
  (Note 3):

Proceeds from shares sold          5,790       11,137        870         2,479
Net asset value of shares
 issued through dividend
 reinvestment                      0           5,350         0           29
Cost of shares redeemed            (40,356)    (35,780)      (1,463)     (929)

Increase (decrease) in net
 assets from capital
 transactions                      (34,566)    (19,293)      593         1,579

Total increase (decrease)
 in net assets                     10,973      (38,726)      1,352       1,462
Net assets at beginning
 of period                         124,689     163,415       3,980       2,518

Net assets at end of period        $135,662    $124,689      $5,332      $3,980

Accumulated undistributed
 net investment income (loss)      $  520      $  0          $  0        $  0

                                        Mid-Cap                Large-Cap
                                         Equity                  Equity
                                          Fund                    Fund
                                    1999        1998        1999        1998
From investment activities:
Operations:
  Net investment income (loss)      $(109)      $31         $(56)       $(21)
  Net realized gain (loss) on
   investments                      3,718       (385)       602         (265)
  Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                           3,531        411        2,307       638

Net increase (decrease) in net
 assets from operations             7,140        57         2,853       352
  Distribution from net
   investment income                0            (31)       0           0
  Distribution from short-term
   capital gains, net (b)           350          (741)      (34)        (208)
  Distribution from net realized
   gains                            0            (1,028)    (196)       (62)

Increase (decrease) in net
 assets from investment
 activities                         6,790        (1,743)    2,623       82

From capital transactions
 (Note 3):

Proceeds from shares sold           1,234        5,180      3,566       829
Net asset value of shares
 issued through dividend
 reinvestment                       344          1,770      220         264
Cost of shares redeemed             (7,830)      (8,195)    (1,296)     (1,255)

Increase (decrease) in net
 assets from capital
 transactions                       (6,252)      (1,245)    2,490       (162)

Total increase (decrease)
 in net assets                      538          (2,988)    5,113       (80)

Net assets at beginning
 of period                          18,920       21,908     4,185       4,265

Net assets at end of period         $19,458      $18,920    $9,298      $4,185

Accumulated undistributed
 net investment income (loss)       $  0         $  0       $  0        $  0

<Page 23/24>

                                                             Intermediate
                                       Balanced                  Bond
                                         Fund                    Fund
                                   1999        1998       1999         1998
From investment activities:
Operations:
  Net investment income (loss)     $145        $300       $743         $264
  Net realized gain (loss) on
   investments                     2,152       (919)      (54)         62
  Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                          190         1,716      (424)        39

Net increase (decrease) in net
 assets from operations            2,487       1,097      265          365
  Distribution from net
   investment income               (144)       (300)      (740)        (264)
  Distribution from short-term
   capital gains, net (b)          (765)       (395)      (7)          (23)
  Distribution from net realized
   gains                           (237)       (56)       (10)         (23)

Increase (decrease) in net
 assets from investment
 activities                         1,341       346        (492)        55

From capital transactions
 (Note 3):

Proceeds from shares sold           1,372        4,715      18,935      3,943
Net asset value of shares
 issued through dividend
 reinvestment                       1,110        404        542         257
Cost of shares redeemed             (8,863)      (3,030)    (5,788)     (1,512)

Increase (decrease) in net
 assets from capital
 transactions                       (6,381)      2,089      13,689      2,688

Total increase (decrease)
 in net assets                      (5,040)      2,435      13,197      2,743

Net assets at beginning
 of period                          14,489       12,054     6,676       3,933

Net assets at end of period         $9,449       $14,489    $19,873     $6,676

Accumulated undistributed
 net investment income (loss)       $  2         $  2       $  4        (a)

Page 23

                                            Government
                                           Money Market
                                               Fund
                                        1999          1998
From investment activities:
Operations:
  Net investment income (loss)          $193          $241
  Net realized gain (loss) on
   investments                          0             0
  Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                               0             0

Net increase (decrease) in net
 assets from operations                 193           241
  Distribution from net
   investment income                    (193)         (241)
  Distribution from short-term
   capital gains, net (b)               0             0
  Distribution from net realized
   gains                                0             0

Increase (decrease) in net
 assets from investment
 activities                             0             0

From capital transactions
 (Note 3):

Proceeds from shares sold               6,542         5,724
Net asset value of shares
 issued through dividend
 reinvestment                           186           233
Cost of shares redeemed                 (7,123)       (6,326)

Increase (decrease) in net
 assets from capital
 transactions                           (395)         (369)

Total increase (decrease)
 in net assets                          (395)         (369)

Net assets at beginning
 of period                              4,095         4,464

Net assets at end of period             $3,700        $4,095

Accumulated undistributed
 net investment income (loss)           $  0          $  0

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

Notes To Financial Statements                                December 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES:
    Monetta Fund, Inc. ("Monetta Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential with income as a secondary objective. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

    Monetta Trust ("the Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

    Small-Cap Equity Fund.
    The primary objective of this Fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

    Mid-Cap Equity Fund.
    The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

    Large-Cap Equity Fund.
    The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

    Balanced Fund.
    The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

    Intermediate Bond Fund.
    The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

    Government Money Market Fund.
    The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

    The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the "Funds". The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

    (a)  Securities Valuation
         Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

    (b)  Use of Estimates
         The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

    (c)  Federal Income Taxes
         It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

Notes To Financial Statements                                December 31, 1999

         The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, Monetta Intermediate Bond Fund had accumulated capital loss carry forwards for tax purposes of $28,202, which will expire on December 31, 2007.

         Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and losses and gains from real estate investment trusts.

    (d)  General
         Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security.

    (e)  Distributions of Incomes and Gains
         Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

         Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

         For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. The Monetta Large-Cap Equity Fund and Monetta Mid-Cap Equity Fund had net operating losses for tax purposes of $56,522 and $109,495, respectively, which were offset by short-term capital gains and were reclassified from accumulated undistributed net investment loss to accumulated undistributed net realized gain. The Monetta Small-Cap Equity Fund had net operating losses for tax purposes of $63,347 which were reclassified from accumulated undistributed net investment loss to capital.

         For the year ended December 31, 1999, the Monetta Balanced Fund, Monetta Intermediate Bond Fund, and Monetta Large-Cap Equity Fund paid long-term capital gains of $237,045, $10,251, and $195,944, respectively. For corporate shareholders of the Monetta Large-Cap Equity Fund, 31% of the income distributions for the year ended December 31, 1999, qualify for the dividend received deduction.

2.  RELATED PARTIES:
    Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. (Advisor). For the year ended December 31, 1999, renumerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective funds.

    Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent. Investment advisory fees waived for the year ended December 31, 1999, for the Intermediate Bond Fund were $25,653 of total fees of $44,893.
    Investment advisory fees waived, and 12B-1 fees waived through December
    31, 1999, for the Government Money Market Fund were $10,257, and $4,103, respectively. Additionally, brokerage commissions of $660, $4,725 and $200, were paid by the Monetta Fund, Mid-Cap Fund, and Balanced Fund, respectively to Monetta Investment Services, L.L.C. during the year ended December 31, 1999.

Notes To Financial Statements                                December 31, 1999

    Monetta Financial Services, Inc., as of December 31, 1999 owned 45,645 shares or 7.9% of the Balanced Fund, 18,092 shares or 7.4% of the Small-Cap Fund, 80,069 shares or 2.2% of the Government Money Market Fund and 7,629 shares or 1.6% of the Large-Cap Fund. Monetta Financial Services, Inc. owns less than 1% of the Intermediate Bond Fund, the Monetta Fund, and the Mid-Cap Equity Fund.

3. CAPITAL STOCK AND SHARE UNITS:There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                        Small-Cap        Mid-Cap     Large-Cap
                          Monetta         Equity         Equity        Equity
(In Thousands)             Fund            Fund           Fund          Fund
1998 beginning shares      9,460           181            1,463         319

Shares sold                702             184            375           63

Shares issued upon
 dividend reinvestment     412             2              144           23

Shares redeemed            (2,241)         (70)           (588)         (94)

Net increase (decrease)
 in shares outstanding     (1,127)         116            (69)          (8)

1999 beginning shares      8,333           297            1,394         311

Shares sold                397             56             82            224

Shares issued upon
 dividend reinvestment     0               0              23            13

Shares redeemed            (2,756)         (109)          (543)         (85)

Net increase (decrease)
 in shares outstanding     (2,359)         (53)           (438)         152

Ending shares              5,974           244            956           463

                                                        Government
                                        Intermediate       Money
                           Balanced         Bond           Market
(In Thousands)               Fund           Fund            Fund
1998 beginning shares        856            377            4,464

Shares sold                  329            369            5,724

Shares issued upon
 dividend reinvestment       31             24              233

Shares redeemed              (215)          (143)           (6,326)

Net increase (decrease)
 in shares outstanding       145            250             (369)

1999 beginning shares        1,001          627             4,095

Shares sold                  87             1,815           6,542

Shares issued upon
 dividend reinvestment       77             52              186

Shares redeemed              (584)          (554)           (7,123)

Net increase (decrease)
 in shares outstanding       (420)          1,313           (395)

Ending shares                581            1,940           3,700

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities were: Monetta Fund, $208,656,127 and $241,841,599 ; Small-Cap Fund, $8,472,282 and
    $9,329,596; Mid-Cap Fund, $26,246,960 and $34,459,577; Large-Cap Fund,
    $6,550,191 and $4,779,182; Balanced Fund, $6,568,626 and $13,834,833; and
    Intermediate Bond Fund, $27,044,156 and $14,770,418. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $402,609 and $286,239; and Intermediate Bond Fund, $5,096,239 and $3,828,875.

5.  DISTRIBUTION PLAN:
    The Trust and its shareholders have adopted a service and distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company
    Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

Notes To Financial Statements  December 31, 1999

6.  FINANCIAL HIGHLIGHTS:  Financial highlights for Monetta Fund for a share of
    capital stock outstanding throughout the period is   presented below:

                                    MONETTA FUND

                                   1999       1998        1997        1996
Net asset value at
 beginning of period              $14.964    $17.274     $15.842     $15.591

Net investment income (loss)      0.075      (0.104)     (0.041)     (0.079)

Net realized and unrealized gain
 (loss) on investments            7.672      (1.554)     4.223       0.330

Total from investment
 operations:                      7.747      (1.658)     4.182       0.251

Less:
  Distributions from net investment
   income                         0.000      0.000       0.000       0.000

  Distributions from short-term
   capital gains, net (a)         0.000      (0.283)     (1.910)     0.000

  Distributions from net
   realized gains                 0.000      (0.369)     (0.840)     0.000

Total distributions               0.000      (0.652)     (2.750)     0.000

Net asset value at end of period  $22.711    $14.964     $17.274     $15.842

Total return                      51.80%     (9.03%)     26.18%      1.60%

Ratio to average net assets:
  Expenses                        1.45%      1.36%       1.48%       1.38%
  Net investment income           0.50%      (0.64%)     (0.24%)     (0.51%)
  Portfolio turnover              210.9%     107.5%      97.8%       204.8%
Net assets ($ millions)           $135.7     $124.7      $163.4      $211.5

                                  MONETTA FUND

                                                  1995
Net asset value at
   beginning of period                           $14.515

Net investment income (loss)                     0.029

Net realized and unrealized gain
 (loss) on investments                           4.075

Total from investment
 operations:                                     4.104

Less:
  Distributions from net investment
   income                                        (0.028)

  Distributions from short-term capital
   gains, net (a)                                (3.000)

  Distributions from net realized gains          0.000

Total distributions                              (3.028)

Net asset value at end of period                 $15.591

Total return                                     28.02%

Ratio to average net assets:
  Expenses                                       1.36%
  Net investment income                          0.18%
  Portfolio turnover                             272.0%
Net assets ($ millions)                          $362.7

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Notes To Financial Statements                                December 31, 1999

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

                              SMALL-CAP EQUITY FUND

                                                                  2/1/97
                                                                  Through
                                       1999          1998         12/31/97
Net asset value at beginning of
  period                             $13.396       $13.900        $10.000

Net investment income (loss)         (0.264)       (0.272)        (0.148)
Net realized and unrealized
 gain (loss) on investments          8.699         (0.136)        4.878

Total from investment operations     8.435         (0.408)        4.730

Less:
  Distributions from net
   investment income                 0.000         0.000          0.000
  Distributions from short-term
   capital gains, net (a)            0.000         (0.096)        (0.830)
  Distributions from net
   realized gains                    0.000         0.000          0.000

Total distributions                  0.000         (0.096)        (0.830)

Net asset value at end of period     $21.831       $13.396        $13.900

Total return*                        62.91%        (2.81%)        47.17%

Ratios to average net assets:
  Expenses*                          2.36%         2.39%          1.75%
  Net investment income*             (1.82%)       (2.04%)        (1.13%)
  Portfolio turnover                 265.0%        200.4%         138.8%
Net assets ($ thousands)             $5,332        $3,980         $2,518

                                      MID-CAP EQUITY FUND

                                     1999       1998        1997       1996
Net asset value at beginning of
   period                           $13.571    $14.975     $14.814    $11.962

Net investment income (loss)        (0.099)    0.022       (0.045)    0.044

Net realized and unrealized
 gain (loss) on investments         7.225      (0.266)     4.296      2.852

Total from investment operations    7.126      (0.244)     4.251      2.896

Less:
  Distributions from net
   investment income                0.000      (0.022)     0.000      (0.044)
  Distributions from short-term
   capital gains, net (a)           (0.342)    (0.477)     (1.452)    0.000
  Distributions from net
   realized gains                   0.000      (0.661)     (2.638)    0.000

Total distributions                 (0.342)    (1.160)     (4.090)    (0.044)

Net asset value at end of period    $20.355    $13.571     $14.975    $14.814

Total return*                       53.39%     (0.85%)     29.14%     24.20%
Ratios to average net assets:
  Expenses*                         1.25%      1.21%       1.26%      1.23%
  Net investment income*            (0.67%)    0.15%       (0.28%)    0.32%
  Portfolio turnover                170.4%     237.6%      137.8%     93.3%
Net assets ($ thousands)            $19,458    $18,920     $21,908    $17,338

                                          MID-CAP EQUITY FUND
                                                1995
Net asset value at beginning of
   period                                      $12.199

Net investment income (loss)                   0.059

Net realized and unrealized
   gain (loss) on investments                  2.874

Total from investment operations               2.933

Less:
  Distributions from net
   investment income                           (0.050)
  Distributions from short-term
   capital gains, net (a)                      (2.990)
  Distributions from net
   realized gains                              (0.130)

Total distributions                            (3.170)

Net asset value at end of period               $11.962

Total return*                                  24.54%
Ratios to average net assets:
  Expenses                                     1.25%
  Net investment income                        0.44%
  Portfolio turnover                           254.4%
Net assets ($ thousands)                       $14,216

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

Notes To Financial Statements                                December 31, 1999

                                      LARGE-CAP EQUITY FUND

                                    1999       1998      1997       1996
Net asset value at beginning of
 period                            $13.437    $13.359   $12.266    $10.571

Net investment income (loss)       (0.147)    (0.068)   (0.007)    0.023
Net realized and unrealized
 gain (loss) on investments        7.297      1.074     3.250      2.928

Total from investment operations   7.150      1.006     3.243      2.951

Less:
  Distributions from net
   investment income               0.000      0.000     0.000      (0.023)
  Distributions from short-term
   capital gains, net (a)          (0.078)    (0.714)   (1.113)    (1.188)
  Distributions from net
   realized gains                  (0.447)    (0.214)   (1.037)    (0.045)

Total distributions                (0.525)    (0.928)   (2.150)    (1.256)

Net asset value at end of period   $20.062    $13.437   $13.359    $12.266

Total return*                      53.98%     8.99%     26.64%     28.20%
Ratios to average net assets:
  Expenses*                        1.66%      1.86%     1.51%      1.51%
  Net investment income*           (0.91%)    (0.52%)   (0.05%)    0.31%
  Portfolio turnover               81.4%      207.5%    123.2%     152.7%
Net assets ($ thousands)           $9,298     $4,185    $4,265     $2,288

                                       LARGE-CAP EQUITY FUND

                                              9/1/95
                                              Through
                                              12/31/95
Net asset value at beginning of
   period                                      $10.000

Net investment income (loss)                   0.005
Net realized and unrealized
   gain (loss) on investments                  0.570

Total from investment operations               0.575

Less:
  Distributions from net
   investment income                           (0.004)
  Distributions from short-term
   capital gains, net (a)                      0.000
  Distributions from net
   realized gains                              0.000

Total distributions                            (0.004)

Net asset value at end of period$10.571

Total return*                                  5.74%
Ratios to average net assets:
  Expenses*                                    0.69%
  Net investment income*                       0.05%
  Portfolio turnover                           38.2%
Net assets ($ thousands)                       $1,072

                                          BALANCED FUND

                                    1999       1998       1997        1996
Net asset value at beginning of
 period                            $14.476    $14.078    $12.643     $10.605

Net investment income (loss)       0.239      0.290      0.264       0.132
Net realized and unrealized
 gain (loss) on investments        3.741      0.838      2.398       2.598

Total from investment operations   3.980      1.128      2.662       2.730

Less:
  Distributions from net
   investment income               (0.265)    (0.286)    (0.224)     (0.132)
  Distributions from short-term
   capital gains, net (a)          (1.468)    (0.389)    (0.927)     (0.560)
  Distributions from net
   realized gains                  (0.455)    (0.055)    (0.076)     0.000

Total distributions                (2.188)    (0.730)    (1.227)     (0.692)

Net asset value at end of period   $16.268    $14.476    $14.078     $12.643

Total return*                      29.60%     8.59%      21.21%      25.94%
Ratios to average net assets:
  Expenses*                        0.95%      0.84%      1.02%       1.40%
  Net investment income*           1.55%      2.06%      1.88%       1.54%
  Portfolio turnover               71.3%      127.7%     115.9%      117.8%
Net assets ($ thousands)           $9,449     $14,489    $12,054     $2,336

                                            BALANCED FUND

                                            9/1/95
                                            Through
                                            12/31/95
Net asset value at beginning of
 period                                     $10.000

Net investment income (loss)                0.009
Net realized and unrealized
 gain (loss) on investments                 0.602

Total from investment operations            0.611

Less:
  Distributions from net
   investment income                        (0.004)
  Distributions from short-term
   capital gains, net (a)                   (0.002)
  Distributions from net
   realized gains                           0.000

Total distributions                         (0.006)

Net asset value at end of period            $10.605

Total return*                               6.16%
Ratios to average net assets:
  Expenses*                                 0.91%
  Net investment income*                    0.08%
  Portfolio turnover                        54.8%
Net assets ($ thousands)                    $410

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

Page 29

Notes To Financial Statements                                December 31, 1999

                                       INTERMEDIATE BOND FUND

                                    1999       1998        1997        1996
Net asset value at beginning of
 period                            $10.652    $10.445     $10.208    $10.244

Net investment income              0.602      0.592       0.599      0.612
Net realized and unrealized gain
 (loss) on investments             (0.435)    0.269       0.278      0.019

Total from investment operations   0.167      0.861       0.877      0.631
Less:
  Distributions from net
   investment income               (0.565)    (0.577)     (0.592)    (0.612)
  Distributions from short-term
   capital gains, net (a)          (0.004)    (0.038)     (0.047)    (0.055)
  Distributions from net realized
   gains                           (0.006)    (0.039)     (0.001)    0.000

Total distributions                (0.575)    (0.654)     (0.640)    (0.667)

Net asset value at end of period   $10.244    $10.652     $10.445    $10.208

Total return                       1.60%      8.38%       8.91%      6.46%
Ratios to average net assets:
  Expenses - Net                   0.54%      0.55%       0.65%      0.55%
  Expenses - Gross (b)             0.74%      0.75%       0.87%      0.85%
  Net investment income-Net        5.78%      5.59%       5.82%      5.75%
  Net investment income-Gross (b)  5.58%      5.39%       5.60%      5.45%
  Portfolio turnover               115.2%     52.0%       96.7%      28.9%
Net assets ($ thousands)           $19,873    $6,676      $3,933     $2,769

                                       INTERMEDIATE BOND FUND

                                                1995
Net asset value at beginning of
   period                                      $9.624

Net investment income                          0.655
Net realized and unrealized gain
 (loss) on investments                         0.740

Total from investment operations               1.395
Less:
  Distributions from net
   investment income                           (0.655)
  Distributions from short-term
   capital gains, net (a)                      (0.120)
  Distributions from net realized
   gains                                       0.000

Total distributions                            (0.775)

Net asset value at end of period               $10.244

Total return                                   14.84%
Ratios to average net assets:
  Expenses - Net                               0.27%
  Expenses - Gross (b)                         0.75%
  Net investment income-Net                    5.94%
  Net investment income-Gross (b)              5.46%
  Portfolio turnover                           75.1%
Net assets ($ thousands)                       $3,589

                                GOVERNMENT MONEY MARKET FUND

                                   1999        1998        1997        1996
Net asset value at beginning of
 period                           $1.000      $1.000      $1.000      $1.000

Net investment income             0.047       0.051       0.050       0.049

Net realized and unrealized gain
 (loss) on investments            0.000       0.000       0.000       0.000

Total from investment operations  0.047       0.051       0.050       0.049
Less:
  Distributions from net
   investment income              (0.047)     (0.051)     (0.050)     (0.049)
  Distributions from short-term
   capital gains, net (a)         0.000       0.000       0.000       0.000
  Distributions from net realized
   gains                          0.000       0.000       0.000       0.000

Total distributions               (0.047)     (0.051)     (0.050)     (0.049)

Net asset value at end of period  $1.000      $1.000      $1.000      $1.000

Total return                      4.85%       5.24%       5.15%       5.06%
Ratios to average net assets:
  Expenses - Net                  0.35%       0.32%       0.39%       0.31%
  Expenses - Gross (b)            0.70%       0.68%       0.76%       0.67%
  Net investment income-Net       4.71%       5.11%       5.02%       4.95%
  Net investment income-Gross (b) 4.36%       4.76%       4.65%       4.59%
  Portfolio turnover              N/A         N/A         N/A         N/A
Net assets ($ thousands)          $3,700      $4,095      $4,464      $6,232

                                      GOVERNMENT MONEY MARKET FUND

                                                  1995
Net asset value at beginning of
 period                                          $1.000

Net investment income                            0.059
Net realized and unrealized gain
 (loss) on investments                           0.000

Total from investment operations                 0.059
Less:
  Distributions from net
   investment income                             (0.059)
  Distributions from short-term
   capital gains, net (a)                        0.000
  Distributions from net realized
   gains                                         0.000

Total distributions                              (0.059)

Net asset value at end of period                 $1.000

Total return                                     5.87%
Ratios to average net assets:
  Expenses - Net                                 0.07%
  Expenses - Gross (b)                           0.59%
  Net investment income-Net                      5.96%
  Net investment income-Gross (b)                5.17%
  Portfolio turnover                             N/A
Net assets ($ thousands)                         $4,393

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Page 30

                    INDEPENDENT AUDITORS' REPORT

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Small-Cap Equity Fund, Mid-Cap Equity Fund, Large-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 1999, the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective funds constituting the Monetta Trust as of December 31, 1999, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                            KPMG LLP


Chicago, Illinois
January 18,2000

Page 31